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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-60763, 333-80317, 333-87673, 333-93457, 333-33170, 333-41110,
333-49158, 333-49680, 333-51632, 333-53492, and Form S-3 No. 333-90903) of our
report dated August 11, 2000, with respect to the consolidated financial statements of Reliance Computer Corporation and subsidiaries included in this Current Report (Form 8-K/A) of Broadcom Corporation.


                                        /s/ Ernst & Young LLP


San Jose, California
March 30, 2001